Exhibit 10.21
CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

AMENDMENT NO. 1
TO EXCLUSIVE START-UP LICENSE AGREEMENT
This Amendment No. 1 to the Exclusive Start-Up License Agreement (this “Amendment No. 1”) effective as of July 24, 2020 (the “Amendment No. 1 Effective Date”), is entered into between the University of Washington (“University”), and Neoleukin Corporation, formerly known as Neoleukin Therapeutics, Inc. (“Company”).
WHEREAS, the Parties previously entered into that certain Exclusive Start-Up License Agreement dated as of July 8, 2019 (the “Agreement”);
WHEREAS, the Parties wish to amend the Agreement in certain respects on the terms and conditions set forth herein.
NOW THEREFORE, capitalized terms not defined in this Amendment No. 1 shall have the meaning ascribed in the Agreement, and the Parties hereby agree as follows:
1.Background. [***]. The Parties desire to add the Jointly Owned Licensed Patents (as defined herein below) within the scope of the licenses granted to Company under the Agreement.
2.Amendment.
a.Section 1 of the Agreement is hereby amended to add the following new definitions:
“Jointly Owned Application” has the meaning set forth in Amendment No. 1 to this Agreement.
“Jointly Owned Licensed Patents” means (a) the Jointly Owned Application, (b) all patent cooperation treaty (PCT) applications, non-provisional applications, divisions, continuations, and claims in continuationsinpart that are entitled to claim priority to, or that share a common priority claim with, and are directed to subject matter specifically described in the Jointly Owned Application; (c) any patents that issue from patent applications in clauses (a) and (b), (d) extensions, renewals, substitutes, re-examinations and re-issues of any of the items in (a) or (b) or (c); and (e)foreign counterparts of any of the items in (a), (b), (c) or (d)

wherever and whenever filed. For the avoidance of doubt, Jointly Owned Licensed Patents is/are a Licensed Patents for all purposes in the Agreement, except where Jointly Owned Licensed Patents are specifically called out in the Agreement.

“Jointly Owned Licensed Product” means any method, process, composition, product, service, or component part thereof that (a) would, but for the granting of the rights set forth in this Agreement, infringe a Valid Claim contained in the Jointly Owned Licensed Patents. For the avoidance of doubt, Jointly Owned Licensed Product is a Licensed Product for all purposes in the Agreement, except where Jointly Owned Licensed Product is specifically called out in the Agreement.
b.Section 2.3 of the Agreement is hereby amended by adding the following new sentences to the end of Section 2.3. “Notwithstanding the foregoing, if a Sublicense is only for the Jointly Owned Licensed Patents (and not any other Licensed Patents), then the foregoing requirement to include obligations, terms and conditions in favor of HHMI shall not apply. During the term of this Agreement and for so long as Company has an exclusive license to University’s rights in the Jointly Owned Licensed Patents pursuant to this Agreement, Company shall not license its own rights in Jointly Owned Licensed Patents separate from University’s rights in Jointly Owned Licensed Patents.”
c.Section 2.5 of the Agreement is hereby amended by adding the following new sentence to the end of Section 2.5: “The foregoing rights of the federal government of the United States of America do not apply to the Jointly Owned Licensed Patents as no federal funding was used in the generation of the inventions claimed in the Jointly Owned Application.”
d.Section 2.6 of the Agreement is hereby amended and restated in its entirety as follows:
2.6        Rights to Subsidiaries of Company. Company may extend rights granted to Company under this Agreement to any entities that control Company (which, as of the Amendment No. 1 Effective date includes Neoleukin Therapeutics, Inc.) or are under common control with Company including wholly owned subsidiaries (collectively “Subsidiaries”) of Company, provided that (a) Company is responsible for all acts of such Subsidiaries as if they were acts of Company, (b) such Subsidiary is bound to perform all obligations to University and HHMI of this Agreement, other than making payments pursuant to Article 6 “Payments, Reimbursements, Reports, and Records”, as if such Subsidiary were Company, and (c) Company reports to University pursuant to Section 13.10 “Notices” that such Subsidiary will be exercising rights under this Agreement prior to such Subsidiary exercising any such rights under this Agreement, provided that no notice is necessary if the Subsidiary is Neoleukin Therapeutics, Inc. For avoidance of doubt, Company may perform any obligation of Subsidiary on Subsidiary’s behalf. For purposes of this Section 2.6 only, “control” of another person, organization or entity shall mean the ability, directly or indirectly, to direct the activities of the relevant entity, and shall include, without limitation (i) ownership or direct control of fifty percent (50%) or more of the outstanding voting stock or other ownership interest of the other organization or entity, or (ii) possession of, or the power to elect or appoint fifty percent (50%) or more of the members of the governing body of the organization or other entity.
e.Section 2.7 of the Agreement is hereby amended by adding the following new sentence to the end of Section 2.7: “The Parties acknowledge that the Jointly Owned Licensed Patents were not developed (in whole or in part) by employees of HHMI and therefore the license granted to Company to the Jointly Owned Licensed Patents, by inclusion under section 2.1 of this Agreement, is not subject to the HHMI License.”
f.Section 4.1 of the Agreement is hereby amended and restated in its entirety as follows:
4.1    Pre-Agreement Patent Filings. With respect to the Licensed Patents, other than the Jointly Owned Application, Company has reviewed such Licensed Patents and as of the Effective Date is not aware of any basis to challenge or dispute the inventorship, validity, or enforceability of any of the claims made in such Licensed Patents. With respect to the Jointly Owned Application, each Party has reviewed the Jointly Owned Application and as of the Amendment No. 1 Effective Date is not aware of any basis to challenge or dispute the inventorship, validity, or enforceability of any of the claims made in the Jointly Owned Application.
g.Section 4 of the Agreement is hereby amended by adding the following new Section 4.4 immediately following the end of Section 4.3:
4.4    Patent Prosecution for Jointly Owned Application. The rights and obligations set forth in Sections 4.2 and 4.3 above shall apply to Licensed Patents other than the Jointly Owned Licensed Patents. University and Company will consult on the preparation, filing and prosecution of the Jointly Owned Licensed Patents, provided that Company will have the first right to file, prosecute, and maintain, as applicable, at Company’s sole expense, the Jointly Owned Licensed Patents. Company may thereafter abandon or allow to lapse any or all patents or patent applications resulting from the Jointly Owned Licensed Patents, provided that Company will notify University of any abandoned or lapsed patents at least [***] days prior to such abandonment or lapse and University will have the right, at University’s sole expense, to control the prosecution and maintenance of such patents.
h.Section 5.2 of the Agreement is hereby amended by adding the following new sentence to the end of Section 5.2. “The Parties acknowledge that the performance category for the Jointly Owned Licensed Products that were added as Section A2.4 pursuant to Amendment No. 1 to this Agreement shall be treated as a separate performance category for the above referenced renegotiation and termination procedures; provided that the payment for the Performance Milestone Extension with respect to such performance category shall be [***].”
i.Section 9.6 of the Agreement is hereby amended by adding the following new sentence to the end of Section 9.6. “Notwithstanding the foregoing, but Subject to Section 9.8, upon termination of this Agreement, any Sublicense to the extent granting rights to the Jointly Owned Licensed Patents will not automatically terminate in total, as rights granted by Company to Company’s rights in the Jointly Owned Licensed Patents would remain, but rights granted by Company to University’s rights in the Jointly Owned License Patents would automatically terminate unless converted into a direct license with University pursuant to Section 9.8.”
j.Section 9.8 of the Agreement is hereby amended by adding the following new sentence to the end of Section 9.8. “With respect to the Jointly Owned Licensed Patents, the procedures and obligations set forth in this Section 9.8 shall only apply to the University’s ownership interest in the Jointly Owned Licensed Patents.”
k.Section 13.2 of the Agreement is hereby amended and restated in its entirety as follows:
13.2    Assignment. The rights and licenses granted by University in this Agreement are personal to Company and Company will not assign its interest or delegate its duties under this Agreement without the written consent of University, which consent will not to be unreasonably withheld or delayed; any such assignment or delegation made without written consent of University will not release Company from its obligations under this Agreement. Notwithstanding the foregoing, Company, without the prior approval of University, may assign all, but no less than all, of its rights and delegate all, but no less than all, of its duties under this Agreement to a Third Party provided that: (a) the assignment is made to such Third Party as a part of and in connection with an Acquisition, (b) Company obtains from such Third Party written agreement to honor all obligations under this Agreement accrued by Company before Acquisition and all obligations under this Agreement to accrue by such Third Party assignee after Acquisition, and (c) Company provides written notice to University of the Acquisition, together with a substitution of parties document or copy of the assignment confirming compliance with (b) above, no later than [***] days after the close of the Acquisition. Additionally, notwithstanding the foregoing, Company may assign all of its interest and delegate its duties under this Agreement, as amended by Amendment No. 1, to Neoleukin Therapeutics, Inc. (“Parent Co.”), whether by written agreement or by operation of law, in connection with a merger of Company with and into Parent Co. (the “Merger”). For the avoidance of doubt, following the consummation of the Merger, Parent Co.

will enjoy the same rights and will remain subject to the same obligations that Company enjoyed and was subject to pursuant to the Agreement, as amended by Amendment No. 1. Any assignment made in violation of this Section 13.2 “Assignment” is void and will constitute an act of breach that requires remedy under Section 9.2 “Termination by University”. This Agreement will inure to the benefit of Company and University and their respective permitted assignees and trustees.
l.Exhibit A1.1 is hereby amended to add the following patent application to the end of the list of Licensed Patents:

UW Ref No.	Patent No.	Filing Date	Type	Status
[***]	[***]	[***]	[***]	[***]
m.Exhibit A2 is hereby amended to add the following performance milestones for the Jointly Owned Licensed Products:

A2.4	Performance Milestones for Jointly Owned Licensed Products
A2.4.1 Performance Milestone 1	[***]
A2.4.2 Performance Milestone 2	[***]
A2.4.3 Performance Milestone 3	[***]
A2.4.4 Performance Milestone 4	[***]
A2.4.5 Performance Milestone 5	[***]
A2.4.6 Performance Milestone 6	[***]
A2.4.7 Performance Milestone 7	[***]
n.Exhibit A3.2 of the Agreement is hereby amended and restated in its entirety as follows:
A3.2    Running Royalty Payments. Company will pay to University within [***] days after the last day of each calendar quarter during the term of this Agreement an amount equal to (a) with respect to Licensed Products other than the Jointly Owned Licensed Product [***] of Net Sales of such Licensed Products during such quarter as a running royalty payment, and (b) with respect to the Jointly Owned Licensed Product [***] of Net Sales of the Jointly Owned Licensed Products during such quarter as a running royalty payment. On a country-by-

country basis, and a Licensed Product-by-Licensed Product basis, if in a country there is no Valid Claim that covers the Licensed Product, then the foregoing royalty rate shall be reduced by [***] with respect to Net Sales of such Licensed Product in such country.
o.Exhibit A3.2 of the Agreement is hereby amended and restated in its entirety as follows:
A3.2.1    Third Party Royalties. If Company or its Sublicensees are required to pay royalties to a Third Party based on Company’s or such Sublicensee’s manufacture, use, offer for sale, sale or import of Licensed Product subject to one or more patents of such Third Party that create a total royalty burden for the Licensed Product of greater than (a) with respect to Licensed Products other than the Jointly Owned Licensed Product [***] (such figure including the above running royalty to University) or (b) with respect to the Jointly Owned Licensed Products [***] (such figure including the above running royalty to University), then in each case the royalty Company pays to University may be reduced by the lesser of (i) [***] of the royalty otherwise due to the University absent of a Third Party royalty reduction, (ii) [***] of the royalty actually paid to the Third Party, or (iii) the percent Company may reduce such Third Party royalty by based on a royalty stacking provision for the same product. To qualify for this reduction the Third Party patent must be required for the manufacture, use, offer for sale, sale or import of the Licensed Product.
p.Exhibit A3.4 of the Agreement is hereby amended by adding the following at the end of Exhibit A3.4:
The foregoing milestones shall not apply to the Jointly Owned Licensed Product, and Company will pay to University the following non-cumulative, non-creditable, and non-refundable milestone achievement payments within [***] days of achieving the corresponding milestone, whether achieved by Company or a Sublicensee, for the first Jointly Owned Licensed Product:

Milestone
$[***]	Performance Milestone 4 in A.2.4.4
$[***]	Performance Milestone 5 in A.2.4.5
$[***]	Performance Milestone 6 in in A.2.4.6
$[***]	Cumulative Net Sales of $[***]
$[***]	Cumulative Net Sales of $[***]

q.Exhibit A3.5 of the Agreement is hereby amended by striking the last sentence of Section A3.5.1 and adding the following at the end of Exhibit A3.5:

A3.5.2 The Parties agree, that as of the Amendment No. 1 Effective Date, Company has met all of its obligations with respect to Section A3.5.1 and all obligations of Company and rights of University and/or its Assignee as set forth in Section A3.5.1 are hereby terminated and shall have no further force or effect.
r.Exhibit A3.6 of the Agreement is hereby amended by adding the following at the end of Exhibit A3.6:
The foregoing sublicense consideration percentages shall not apply to a Sublicense solely for the Jointly Owned Licensed Patents (i.e., does not include rights granted to any other Licensed Patents), and the following sublicense consideration percentages will apply to a Sublicense solely for the Jointly Owned Licensed Patents (i.e., does not include rights granted to any other Licensed Patents):

Milestone Has Been Achieved at the Date of Execution of the Sublicense	Sublicense Consideration Percentage

A3.6.8	No Milestone achieved	[***]%
A3.6.9	Performance Milestone 1 in A2.4.1	[***]%
A3.6.10	Production Methods of GLP material established for Jointly Owned Licensed Product	[***]%
A 3.6.11	Performance Milestone 2 in A2.4.2	[***]%
A 3.6.12	Performance Milestone 3 in A2.4.3	[***]%
A3.6.13	Performance Milestone 4 in A2.4.4	[***]%
A3.6.14	Performance Milestone 5 in A2.4.5	[***]%
A3.6.15	Performance Milestone 6 in A2.4.6 or initiation of a registrational Phase 2 study	[***]%
A3.6.16	Performance Milestone 7 in A2.4.7	[***]%

3.Miscellaneous. This Amendment No. 1 shall be effective for all purposes as of the Amendment No. 1 Effective Date. Except as expressly modified herein, the Agreement shall continue to remain in full force and effect in accordance with its terms. This Amendment No. 1 may be executed in counterparts, each of which shall be deemed to be an original and together shall be deemed to be one and the same document.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their respective duly authorized representatives effective as of the Amendment No. 1 Effective Date.

University of Washington

By: /s/ Dennis Hanson

Name: Dennis Hanson

Title: Associate Director, Innovation Development

Neoleukin Corporation

By: /s/ Jonathan Drachman

Name: Jonathan Drachman

Title: Chief Executive Officer